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                                 Exhibit 10.5

                                WEBVALLEY, INC.
                            1999 STOCK OPTION PLAN


1.       Establishment and Purpose.

         1.1 Establishment. WebValley, Inc., a Minnesota Corporation ("Company"), hereby establishes a stock option plan for employees and others providing services to the Company, as described herein, which shall be known as the "1999 STOCK OPTION PLAN" ("Plan"). The Plan permits the granting of Nonstatutory Stock Options and Incentive Stock Options.

         1.2 Purpose. The purposes of the Plan are to enhance shareholder investment by attracting, retaining, and motivating employees and consultants of the Company and to encourage stock ownership by such employees and consultants by providing them with a means to acquire a proprietary interest in the Company's success.

2. Definitions. Unless the context clearly requires otherwise, the following terms shall have the respective meanings set forth below, and when said meaning is intended, the term shall be capitalized.

         2.1      "Board" means the Board of Directors of the Company.

         2.2      "Code" means the Internal Revenue Code of 1986, as amended.

         2,3 "Committee" means the Committee, as specified in Article IV hereof, appointed by the Board to administer the Plan, or the Board if no Committee is appointed.

         2.4 "Company" means WebValley, Inc., a Minnesota corporation (including any and all subsidiaries).

         2.5 "Consultant" means any person or entity, including an officer or director of the Company who provides consulting, director or advisory services (other than as an Employee) to the Company.

         2.6 "Date of Exercise" means the date the Company receives notice by an Optionee of the exercise of an Option pursuant to
                  Section 10.1 of the Plan. Such notice shall indicate the number of shares of Stock as to which the Optionee intends to exercise an Option.
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         2.7      "Employee" means any person, including an officer or director of the Company, who is employed by the Company.

         2.8 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         2.9 "Exercise Price" means the amount for which one share of Stock may be purchased upon exercise of an Option, as specified in the applicable Option Agreement.

         2.10 "Fair Market Value" means the price per share of Stock determined by any means deemed fair and reasonable by the Committee. Whenever possible, the determination of Fair Market Value by the Committee will be based on the closing price reported in the Wall Street Journal. Such determination shall be final and binding on all parties.

         2.11 "Incentive Stock Option" means an Option granted under the Plan which is designated as an Incentive Stock Option and is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

         2.12 "Nonstatutory Option" means an Option granted under the Plan which is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code. Except as otherwise specified herein, Nonstatutory Options may be granted at such times and subject to such restrictions as the Board shall determine without conforming to the statutory rules of Section 422 of the Code applicable to incentive stock options.

         2.13 "Option" means the right, granted under the Plan, to purchase Stock of the Company at the Exercise Price for a specified period of time. For purposes of the Plan, an Option may be either an Incentive Stock Option or a Nonstatutory Option.

         2.14 "Optionee" means a person to whom an Option has been granted under the Plan.

         2.15 "Parent Corporation" has the meaning set forth in Section 424(e) of the Code with the Company being treated as the employer corporation for purposes of this definition.

         2.16 "Subsidiary Corporation" has the meaning set forth in Section 424(f) of the Code with the Company being treated as the employer corporation for purposes of this definition.

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         2.17     "Significant Shareholder" means an individual who, within the meaning of Section 422(b)(6)of the Code, owns Stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary Corporation of the Company. In determining whether an individual is a Significant Shareholder, an individual shall be treated as owning Stock owned by certain relatives of the individual and certain Stock owned by corporations in which the individual is a shareholder, partnerships in which the individual is a partner, and estates or trusts of which the individual is a beneficiary, all as provided in Section 424(d) of the Code.

         2.18     "Stock" means the common stock of the Company.

3. Gender and Number. Except when otherwise indicated by the context, any masculine terminology when used in the Plan also shall include the feminine gender, and the definition of any term herein in the singular also shall include the plural.

4. Severability. Wherever possible each provision of the Plan is to be interpreted in such a manner as will be effective and valid under applicable law, but if any provision of the Plan is prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of the Plan.

5.       Eligibility and Participation.

         5.1 Eligibility. All Employees are eligible to participate in the Plan and receive Incentive Stock Options and/or Nonstatutory Options hereunder. All Consultants are eligible to participate in the Plan and receive Nonstatutory Options hereunder.

         5.2 Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all Employees and Consultants those to whom Options shall be granted and shall determine the nature of and number of shares of Stock subject to each such Option.

6.       Administration.

         6.1 The Committee. The Plan shall be administered by the Committee. If the entire Board of Directors is not serving as the Committee, the Committee appointed by the Board shall consist of two or more directors of the Company, as selected by the Board. The Board may also authorize one or more officers or directors of the Company to administer the plan, acting as a secondary committee within guidelines established from time to time by the Board. Within the limitations of this
                  Section 6.1, any reference in the Plan to the Committee shall include such secondary committee.

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         6.2      Authority of the Committee. The Committee shall have full
                  power except as limited by law or by the Articles of Incorporation or Bylaws of the Company, and subject to the provisions herein, to determine the size and types of Options; to determine the terms and conditions of such Options in a manner consistent with the Plan; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article XII herein) to amend the terms and conditions of any outstanding Option to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authorities as identified hereunder.

         6.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive, and binding on all persons, including the Company, its shareholders, Employees, Consultants, Optionees, and their respective successors.

7.       Stock Subject to the Plan.

         7.1 Number. The total number of shares of Stock hereby made available for grant and reserved for issuance under the Plan shall be 1,000,000. The aggregate number of shares of Stock available under the Plan shall be subject to adjustment as provided in Section 14.1 below.

         7.2 Lapsed Options. If an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares of Stock subject thereto shall (unless the Plan shall have terminated) become available for other Options under the Plan.

8. Duration of the Plan. Subject to shareholder approval, the Plan shall be in effect for ten years from the date of its adoption by the Board. Any Options outstanding at the end of said period shall remain in effect in accordance with their terms. The Plan shall terminate before the end of said period if all Stock subject to it has been purchased pursuant to the exercise of Options granted under the Plan.

9.       Terms of Stock Options.

         9.1 Grant of Options. Subject to Section 7.1, Options may be granted to Employees or Consultants at any time and from time to time as determined by the Committee; provided, however, that Consultants may receive only Nonstatutory Options, and may not receive Incentive Stock Options. The Committee shall have complete discretion in determining the recipient of options among the Employees or Consultants, the number of shares of Stock subject to an Option and the number

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                  of Options granted to each Optionee. In making such
                  determinations, the Committee may take into account the nature of services rendered by such Employees or Consultants, their present and potential contributions to the Company, and such other factors as the Committee in its discretion shall deem relevant. The Committee also shall determine whether an Option is to be an Incentive Stock Option or a Nonstatutory Option.

                  The aggregate Fair Market Value (determined at the date of grant) of shares of Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year under all plans of the Company under which Incentive Stock Options may be granted (and all such plans of any Parent Corporations and any Subsidiary Corporations of the Company) shall not exceed $100,000.

                  The preceding paragraph shall not be deemed to prevent the grant of Options in excess of the maximums established by the preceding paragraph and any such excess will be treated as a Nonstatutory Option; provided, however, no Optionee may be granted Options in any fiscal year to purchase an aggregate number of shares of Stock in excess of 300,000 shares per Optionee, subject to adjustment under Section 14.1 below.

                  The Committee is expressly given the authority to issue amended Options with respect to shares of Stock subject to an Option previously granted hereunder. An amended Option amends the terms of an Option previously granted and thereby supersedes the previous Option.

                  No Options granted under the Plan may be exercisable before the approval of the Plan by the shareholders of the Company pursuant to the Bylaws of the Company ("Shareholder Approval"). The granting and vesting of an Option under the Plan by the Committee and the exercise of such Option by the Optionee shall be subject to Shareholder Approval at the 1999 Annual Meeting of the Company. If Shareholder Approval of the Plan does not occur at the 1999 Annual Meeting of the Company any Option or Options held by any Optionee under the Plan shall terminate immediately and shall be unexercisable.

         9.2 No Tandem Options. Where an Option granted under the Plan is intended to be an Incentive Stock Option, the Option shall not contain terms pursuant to which the exercise of the Option would affect the Optionee's right to exercise another Option, or vice versa, such that the Option intended to be an Incentive Stock Option would be deemed a tandem stock option within the meaning of the regulations under Section 422 of the Code.

         9.3 Option Agreement. As determined by the Committee on the date of grant, each Option shall be evidenced by an Option agreement (the "Option Agreement") that includes the nontransferability provisions of Section 12.2 hereof and specifies:

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                  whether the Option is an Incentive Stock Option or
                  a Nonstatutory Option; the Exercise Price; the duration of the Option; the number of shares of Stock to which the Option applies; any vesting or serial exercise restrictions which the Committee may impose; and any other terms or conditions which the Committee may impose. An Option Agreement may provide that a new Option will be granted automatically to the Optionee when Optionee exercises a prior Option and pays the Exercise Price using Stock pursuant to Section 9.7. The Committee may require an Optionee to sign the Option Agreement.

                  All Option Agreements shall incorporate the provisions of the Plan by reference, with certain provisions to apply depending upon whether the Option Agreement applies to an Incentive Stock Option or to a Nonstatutory Option.

         9.4 Exercise Price. No Incentive Stock Option granted pursuant to the Plan shall have an Exercise Price that is less than the Fair Market Value of Stock on the date the Option is granted. Incentive Stock Options granted to Significant Shareholders shall have an Exercise Price of not less than 110 percent of the Fair Market Value of Stock on the date of grant. The Exercise Price for Nonstatutory Options may be less than the Fair Market Value of Stock on the date the Option is granted and shall not be subject to the restrictions applicable to Incentive Stock Options.

         9.5 Term of Options. Each Option shall expire at such time as the Committee shall determine when it is granted, provided however that no Option shall be exercisable later than the tenth anniversary date of its grant. By its terms, an Incentive Stock Option granted to a Significant Shareholder shall not be exercisable after five years from the date of grant.

         9.6 Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for all Optionees.

         9.7 Payment. Payment for all shares of Stock shall be made at the time that an Option, or any part thereof, is exercised, and no shares shall be issued until full payment therefor has been made. Payment shall be made in cash, cash equivalents, or other form acceptable to the Committee, including without limitation, in Stock having a Fair Market Value at the time of the exercise equal to the Exercise Price; provided, however, in the case of an Incentive Stock Option, that said other form of payment does not prevent the Option from qualifying for treatment as an "incentive stock option" within the meaning of the Code. In addition, the Company may establish a cashless exercise program in accordance with Federal Reserve Board Regulation T.

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10.      Written Notice, Issuance of Stock Certificates, Shareholder Privileges

         10.1 Written Notice. An Optionee wishing to exercise an Option shall give written notice to the Chief Executive Officer of the Company, in the form and manner prescribed by the Committee. Except for approved "cashless exercises," full payment for the shares exercised pursuant to the Option must accompany the written notice.

         10.2 Issuance of Stock Certificates. As soon as practicable after the receipt of written notice and payment, the Company shall deliver to the Optionee or to a nominee of the Optionee a certificate or certificates for the requisite number of shares of Stock. Such certificate may bear a legend restricting transfer if required under Article XIV below.

         10.3 Rights of a Shareholder. An Optionee or any other person entitled to exercise an Option under the Plan shall not have dividend rights, voting rights or other rights or privileges of a shareholder with respect to any Stock covered by an Option until the date of issuance of a stock certificate for such Stock. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such date of issuance, except as expressly provided in the Plan.

11.      Termination of Employment.

         11.1 Death. Unless otherwise determined by the Committee, if an Optionee's employment in the case of an Employee, or provision of services as a Consultant, in the case of a Consultant, terminates by reason of death, the Option may thereafter be exercised at any time prior to the expiration date of the Option or within 12 months after the date of such death, whichever period is the shorter, by the person or persons entitled to do so under the Optionee's will or, if the Optionee shall fail to make a testamentary disposition of an Option or shall die intestate, the Optionee's legal representative or representatives. The Option shall be exercisable only to the extent that such Option was exercisable as of the date of death.

         11.2 Termination Other Than For Cause Or Due to Death. Unless otherwise determined by the Committee, in the event of an Optionee's termination of employment, in the case of an Employee (except when an Employee becomes a Consultant), or termination of the provision of services as a Consultant, in the case of a Consultant, other than by reason of death or for cause (as defined in Section 11.3 below), the Optionee may exercise such portion of his Option as was exercisable by the Optionee at the date of such termination (the "Termination Date") at any time within three (3) months after the Termination Date; provided, however, when the termination occurs due to disability, as defined in the Code, such Optionee may exercise such portion of any Option as was exercisable by

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                  such Optionee on Optionee's Termination Date within one year after such Termination Date. In any event, the Option cannot be exercised after the expiration of the term of the Option. Options not exercised within the applicable period specified above shall terminate.

                  In the case of an Employee, a change of duties or position within the Company or an assignment of employment in a Subsidiary Corporation or Parent Corporation of the Company, if any, or from such a corporation to the Company, shall not be considered a termination of employment for purposes of the Plan. The Option Agreements may contain such provisions as the Committee shall approve with reference to the effect of approved leaves of absence upon termination of employment.

         11.3 Termination for Cause. In the event of an Optionee's termination of employment, in the case of an Employee, or termination of the provision of services as a Consultant in the case of a Consultant, which termination is by the Company for cause (as defined below), any Option or Options held by such Optionee under the Plan, to the extent not exercised before such termination, shall terminate immediately.

                  The term "cause" means: (i) Optionee's conviction of a felony which would materially damage the reputation of the Company,
                  (ii) material misappropriation by Optionee of the Company's property or other material acts of dishonesty by Optionee against the Company or (iii) Optionee's gross negligence or willful misconduct in the performance of Optionee's duties, which has a material adverse effect on the Company.

12.      Rights of Optionees.

         12.1 Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Employee's employment, or any Consultant's services, at any time, nor confer upon any Employee any right to continue in the employ of the Company, or upon any Consultant any right to continue to provide services to the Company.

         12.2     Restrictions on Transfer. Except as otherwise provided by this
                  Section 12.2, all Options granted under the Plan shall be nontransferable by the Optionee, other than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee. The Committee may, in its sole discretion and with the consent of the Optionee: (i) grant Nonstatutory Options which are transferable within the restrictions of this Section 12.2;
                  (ii) amend a then existing Nonstatutory Option to allow for transferability of such Option within the restrictions of this
                  Section 12.2; or (iii) amend a then existing Incentive Stock Option (whereby such Option will become a Nonstatutory

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                  Option) to allow for transferability of such Option within the restrictions of this Section 12.2 (collectively, the "Transferable Options").

                  The Committee may, in its sole discretion, authorize all or a portion of the Transferable Options to be on terms which permit transfer of such Option by the initial Optionee of such Option (the "Initial Optionee") to: (i) the spouse, children, step-children, grandchildren, step-grandchildren, siblings or parents of the Initial Optionee ("Immediate Family Members");
                  (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; (iii) a partnership or other entity in which such Immediate Family Members are the only partners or equity owners; or (iv) a former spouse of the Initial Optionee pursuant to a qualified domestic relations order (collectively, a "Permitted Transferee"), provided that:

                  (a)      there may be no consideration for any such transfer;

                  (b) the Option Agreement pursuant to which such Options are granted, or any amendment thereto, must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this
                           Section 12.2;

                  (c) any Option or portion thereof transferred by an Initial Optionee to a Permitted Transferee may be exercised by the Permitted Transferee only to the same extent as the Initial Optionee would have been entitled to exercise it, and shall remain subject to all of the terms and conditions that would have applied to such Option under the provisions of the Plan and Option Agreement, if the Initial Optionee had not transferred such option or portion thereof to the Permitted Transferred;

                  (d) subsequent transfers of transferred Options (including sale, assignment, pledge or other transfer) shall be prohibited except by will or the laws of descent and distribution;

                  (e) the Initial Optionee shall remain subject to applicable withholding taxes upon exercise of options transferred to a Permitted Transferee;

                  (f) the Company shall have no obligation to notify the Permitted Transferee of the expiration or early termination of any Option;

                  (g) the Committee may, in its sole discretion, require as a condition to the transfer of an Option, that the Permitted Transferee execute an agreement under which the Permitted Transferee would become a party to the applicable Option Agreement and agree that in the event the Company merges into or consolidates with another entity, the Company sells all or a substantial part of its assets, or the Company's Stock is subject to a tender or exchange offer, the Permitted Transferee will consent to the transfer or

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                           assumption of the Option, or accept a new option in
                           substitution therefor, if the Company requests the Permitted Transferee to do so; and

                  (h) such transfer shall not be effective unless and until the Initial Optionee has furnished the Committee written notice of the transfer, copies of all requested documents evidencing the transfer, and such other agreements as may be required by the Committee.

13.      Amendment, Modification, and Termination of the Plan.

         13.1 Amendment, Modification, and Termination of the Plan. The Board may at any time terminate, and from time to time may amend or modify the Plan, provided, however, that no such action of the Board, without approval of the shareholders, may:

                  (a) increase the total amount of Stock that may be purchased through Options granted under the Plan, except as provided in Section 14.1 below;

                  (b) change the class of Employees or Consultants eligible to receive Options; or

                  (c) change the provisions of Section 9.1 above to allow an Optionee to be granted Options in any fiscal year to purchase an aggregate number of shares of Stock in excess of 300,000 shares per Optionee, subject to adjustment under Section 14.1 below.

         13.2 Options Previously Granted. No amendment, modification, or termination of the Plan shall in any manner adversely affect any outstanding Option under the Plan without the consent of the Optionee holding the Option.

14.      Changes in Capitalization, Dissolution, Liquidation, Reorganization

         14.1 Adjustments. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Stock, a declaration of a dividend payable in a form other than Stock in an amount that has a material effect on the value of the Stock, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of shares of Stock, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

                  (a) The number of shares of Stock available for future grants under Article V;

                  (b) The number of shares of Stock covered by each outstanding Option; or

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                  (c)      The Exercise Price under each outstanding Option.

                  Except as provided in this Section 14, an Optionee shall have no rights by reason of any issue by the Company of any class of capital stock or securities convertible into capital stock of any class, any subdivision or consolidation of shares of capital stock of any class, the payment of any capital stock dividend or any other increase or decrease in the number of shares of capital stock of any class.

         14.2 Dissolution or Liquidation. To the event not previously exercised, Options shall terminate immediately prior to the dissolution or liquidation of the Company.

         14.3 Merger, Exchange or Reorganization. In the event that the Company is a party to a merger, exchange or reorganization, outstanding Options are subject to the agreement of merger, exchange or reorganization. Such agreement shall provide for:

                  (a) The continuation of the outstanding Options by the Company, if the Company is a surviving corporation;

                  (b) The assumption of the outstanding Options by the surviving corporation or its parent or subsidiary;

                  (c) The substitution by the surviving corporation or its parent or subsidiary of its own options for the outstanding Options;

                  (d) Full exercisability or vesting and accelerated expiration of the outstanding Options; or

                  (e) Settlement of the full value of the outstanding Options in cash or cash equivalents followed by cancellation of such Options.

         14.4 Asset Sale. In the event of the sale of all or substantially all of the Company's assets, the Options, at the discretion of the Company, shall:

                  (a)      Remain outstanding;

                  (b) Be substituted for the options of the acquiring corporation or its parent or subsidiary;

                  (c) Become fully vested immediately prior to the sale and canceled upon closing of the sale; or

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                  (d)      Cancel in exchange for payment of full value of the
                           outstanding Options with cash or cash equivalents.

15. Securities Registration. In the event that the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended, or any other applicable statute, any Options or any Stock with respect to which an Option may be or shall have been granted or exercised, or to qualify any such Options or Stock under the Securities Act of 1933, as amended, or any other statute, then the Optionee shall cooperate with the Company and take such action as is necessary to permit registration or qualification of such Options or Stock.

         Unless the Company has determined that the following representation is unnecessary, each person exercising an Option under the Plan may be required by the Company, as a condition to the issuance of the shares pursuant to exercise of the Option, to make a representation in writing: (a) that he or she is acquiring such shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof; and (b) that before any transfer in connection with the resale of such shares, he or she will obtain the written opinion of counsel for the Company, or other counsel acceptable to the Company, that such shares may be transferred. The Company may also require that the certificates representing such shares contain legends reflecting the foregoing. The Company will only require the foregoing investment representation from an Optionee, inscription of a legend on the Optionee's share certificate and placement of a stop order with the Company's transfer agent if a registration statement is not in effect with respect to the shares issued pursuant to the Plan at the time the Optionee exercises the Option.

16.      Tax Withholding.

         16.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require an Optionee to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Optionee's FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of the Plan. The Company shall not be required to issue any Stock under the Plan until such obligations are satisfied.

         16.2 Share Withholding. With respect to withholding required upon the exercise of Options, or upon any other taxable event hereunder, Optionees may elect, subject to the approval of the Committee and compliance with applicable laws and regulation, to satisfy the withholding requirement, in whole or in part, by having the Company withhold shares having a Fair Market Value, on the date the tax is to be determined, equal to the withholding requirement.

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17.      Indemnification. To the extent permitted by law, each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

18.      Requirements of Law

         18.1 Requirements of Law. The granting of Options and the issuance of shares of Stock upon the exercise of an Option shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         18.2 Governing Law. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Minnesota.

         18.3 Compliance with the Code. Incentive Stock Options granted hereunder are intended to qualify as "incentive stock options" under Code Section 422. If any provision of the Plan is susceptible to more than one interpretation, such interpretation shall be given thereto as is consistent with Incentive Stock Options granted under the Plan being treated as incentive stock options under the Code.

19. Effective Date of Plan. Subject to Shareholder Approval of the Plan, the Plan shall be effective as of March 23, 1999, the date of its adoption by the Board.

Attachments:
         Form of NSO Agreement
         Form of ISO Agreement

                                     FORM OF
                                 WEBVALLEY, INC.
                          NONSTATUTORY OPTION AGREEMENT
                        UNDER THE 1999 STOCK OPTION PLAN


         This Nonstatutory Option Agreement is entered into by and between WebValley, Inc. (the "Company") and __________________ (the "Optionee"), this ___ day of _______, ____.

         The Company hereby grants to the Optionee an option (the "Option") under the WebValley, Inc. 1999 Stock Option Plan (the "Plan") to purchase _________ shares of the Company's stock ("Stock") under the following terms and conditions.

1. Nonstatutory Option. The Option shall be a Nonstatutory Option, as defined in the Plan.

2. Purchase Price. The purchase price of the Stock is $_________________ per share which is not less than the Fair Market Value (110% of the Fair Market Value in the case of a Significant Shareholder) of the Stock on the date of this Agreement.

3. Period of Exercise. The Option will expire on the date (the "Expiration Date") _____ years from the date of this Agreement. (The number of years inserted in the preceding sentence may not be greater than ten (five, in the case of a Significant Shareholder). [IF APPLICABLE:] The Option may be exercised only while the Optionee is actively [employed by/serving as a director of/providing consulting services to] the Company (or a Subsidiary Corporation or Parent Corporation, if any, of the Company) and as provided in Section 6, relating to termination of [employment/services].

4.       [ALTERNATIVE:  Vesting.

         4.1      Vesting Schedule.  The Option will vest as follows:

                  (a) Prior to ___________, ______, the option may not be exercised;

                  (b)      From ___________, ______ through ___________, ______,
                           the option may be exercised for up to _______ shares of Stock;

                  (c)      From ___________, ______ through ___________, ______,
                           the option may be exercised for up to an aggregate purchase pursuant to the Option, including any purchases in prior periods, of _____ shares of Stock;

                  (d)      From ___________, ______ through ___________, ______,
                           the option may be exercised for up to an aggregate purchase pursuant to the Option, including any purchases in prior periods, of _____ shares of Stock;

                  (e) From ___________, ______ through the Expiration Date, the option may be exercised for up to an aggregate purchase pursuant to the Option, including any purchases in prior periods, of __________ shares of Stock.

                           Notwithstanding the foregoing provisions of this
                  Section 4.1 and subject to the following sentence, the Option granted hereunder will become fully exercisable and vested in the event of a "Change in Control." If the Company and the other party to the transaction constituting a Change in Control agree that the transaction is to be treated as a "pooling of interests" for financial reporting purposes, and if the transaction in fact is so treated, then the acceleration of exercisability will not occur to the extent that the Company's independent accountants and the other party's independent accountants each determine in good faith that the acceleration would preclude the use of "pooling of interests" accounting.

                  [ALTERNATIVE: 4.2 Definition of "Change In Control". For purposes of Section 4.1, a "Change in Control" means the happening of any of the following:

                           (a) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization;

                           (b) When, during any period of 24 consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board ("Incumbent Directors") cease for any reason other than death to constitute at least a majority thereof; provided, however, that a Director who was not a Director at the beginning of such 24-month period will be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such Director was elected by, or on the recommendation or, or with the approval of, at least 60% of the Directors who then qualified as Incumbent Directors either actually

                           (because they were Directors at the
                           beginning of such 24-month period) or by prior operation of this Section 4.2(b); or

                           (c) The approval by the shareholders of any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company or the adoption of any plan or proposal for the liquidation or dissolution of the Company.

                           (d) Any transaction as a result of which any person is the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act of 1934 ("Exchange Act"), directly or indirectly, of securities of the Company representing at least 25% of the total voting power represented by the Company's then outstanding voting securities. For purposes of this section 4.2(d), the term "person" shall have the same meaning as when used in Section 13(d) and 14(d) of the Exchange Act but excludes (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Parent Corporation or Subsidiary Corporation; (ii) a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of the Stock of the Company; and (iii) any person having beneficial ownership of at least 25% of the total voting power represented by the Company's then outstanding voting securities on the date of the Option.]]

5. Transferability. The Option is not transferable except by will or the laws of descent and distribution and may be exercised during the lifetime of the Optionee only by the Optionee.

6. Termination of [Employment/Services]. Except as otherwise agreed to by the Company or the Optionee in writing, in the event that the [employment/service as a director/service as a consultant] of the Optionee with the Company (and any Parent Corporation or Subsidiary Corporation is terminated, the Option may be exercised (to the extent exercisable at the date of termination) by the Optionee within three months after the date of termination; provided, however, that:

         (a) If the Optionee's [employment/service] is terminated because the Optionee is disabled within the meaning of Code ss. 422, the Optionee shall have one year rather than three months to exercise the Option (to the extent exercisable at the date of termination).

         (b) If the Optionee dies, the Option may be exercised (to the extent exercisable by the Optionee at the date of death) by the legal representative of the Optionee or by a person who acquired the right to exercise the Option by bequest or inheritance or by reason of the death of the Optionee, but the Option must be exercised within one year after the date of the Optionee's death.

         (c) If the Optionee's [employment/service] is terminated for cause (as defined in Section 11.3 of the Plan), the Option and the Optionee's right to exercise the Option shall terminate immediately.

         (d) Notwithstanding the foregoing, in no event (including disability or death of the Optionee) may the Option be exercised after the Expiration Date.

7. Leaves of Absences. For purposes of this Option, your service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing. But your service terminates when the approved leave ends, unless you immediately return to active work.

8. No Guarantee of Employment. This Agreement shall in no way restrict the right of the Company (or any Parent Corporation or Subsidiary Corporation) to terminate the Optionee's [employment/service] at any time.

9. Method of Exercise; Use of Company Stock. The Option may be exercised, subject to the terms and conditions of this Agreement, by written notice to the Company. The notice shall be in the form attached to this Agreement and will be accompanied by payment (in such form as the Company may specify) of the full purchase price of the shares to be issued, and in the event of an exercise under the terms of paragraphs 6(a) and 6(b) hereof, appropriate proof of the right to exercise the Option. The Company will issue and deliver certificates representing the number of shares purchased under the Option, registered in the name of the Optionee (or other purchaser under paragraphs 6(a) and 6(b) hereof) as soon as practicable after receipt of the notice.

         When exercising the Option the Optionee may make payment either in money or by tendering shares of the Company Stock owned by the Optionee, or by a combination of the two. Where shares of Stock are employed to pay all or part of the purchase price, the shares of Stock shall be valued at their Fair Market Value at the time of payment.

10. Withholding; Taxable Income. In any case where withholding is required or advisable under federal, state or local law in connection with any exercise by the Optionee hereunder, the Company is authorized to withhold appropriate amounts from amounts payable to the Optionee, or may require the Optionee to remit to the Company an amount equal to such appropriate amounts.

         The Optionee acknowledges and understands that under the provisions of the Internal Revenue Code as presently in effect, the Optionee will have taxable compensation income at the date of exercise of the Option equal to the difference between the purchase price under the Option and the then Fair Market Value of the Stock. the Optionee specifically agrees that as a condition to permitting exercise, the Company may require that appropriate arrangements for withholding be made with the Optionee as provided above.

11. Changes in Capitalization, Dissolution, Liquidation and Reorganization. The terms of this Agreement are subject to modification upon the occurrence of certain events as described in Section 14 of the Plan.

12. Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended ("Securities Act"), including the Company's initial public offering, the Optionee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Stock acquired under this Agreement without the prior written consent of the Company or its underwriters. Such restriction (the "Market Stand-Off") shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed 180 days. The Market Stand-Off shall in any event terminate two years after the date of the Company's initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Stock subject to the Market Stand-Off, the Company may impose stop-transfer instructions with respect to such new, substituted or additional securities until the end of the applicable stand-off period. The Company's underwriters shall be beneficiaries of the agreement set forth in this Section 12.

13. Incorporation of Plan. This Agreement is made pursuant to the provisions of the Plan, which Plan is incorporated by reference herein. Terms used herein shall have the meaning employed in the Plan unless the context clearly requires otherwise. In the event of a conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of the Plan shall govern.

14. Severability. In the event any provision of this Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Agreement, and the Agreement shall be construed and enforced as if the illegal or invalid provision had not been included.

                                 WEBVALLEY, INC.


                                 By  _______________________________
                                 Its _____________________________


                                 EMPLOYEE:______________________
                                 _______________________________

                                 WEBVALLEY, INC.
                    NOTICE OF EXERCISE OF STOCK OPTION ISSUED
                        UNDER THE 1999 STOCK OPTION PLAN


To:      Stock Option Committee
         WebValley, Inc.
         1011 First Street South, Suite 370
         Hopkins MN  55343


         I hereby exercise my Option dated ___________, ______ to purchase _______ shares of $__________ par value common stock of the Company at the option purchase price of $________ per share. Enclosed is a certified or cashier's check in the total amount of $_________, or payment in such other form as the Company has specified.


         I represent to you that I am acquiring said shares for investment purposes and not with a view to any distribution thereof. I understand that my Stock certificate may bear an appropriate legend restricting the transfer of my shares and that a stop transfer order may be placed with the Company's transfer agent with respect to such shares.

         I request that my shares be issued to me as follows:


        --------------------------------------------------------------------
  (Print your name in the form in which you wish to have the shares registered)


                   ----------------------------------
                        (Social Security Number)


                   ----------------------------------
                          (Street and Number)


                   ----------------------------------
                       (City) (State) (Zip Code)

Dated:_____________, ______.



                   Signature:_____________________________

                                     FORM OF
                                 WEBVALLEY, INC.
                        INCENTIVE STOCK OPTION AGREEMENT
                        UNDER THE 1999 STOCK OPTION PLAN


         This Incentive Stock Option Agreement (the "Agreement") is entered into by and between WebValley, Inc. (the "Company") and ________ (the "Employee"), this ___ day of _______, ____.

         The Company hereby grants to the Employee an option (the "Option") under the WebValley, Inc. 1999 Stock Option Plan (the "Plan") to purchase _________ shares of the Company's stock ("Stock") under the following terms and conditions.

1. Incentive Stock Option. The Option shall be an Incentive Stock Option, as defined in the Plan.

2. Purchase Price. The purchase price of the Stock is $_________________ per share which is not less than the Fair Market Value (110% of the Fair Market Value in the case of a Significant Shareholder) of the Stock on the date of this Agreement.

3. Period of Exercise. The Option will expire on the date (the "Expiration Date") _____ years from the date of this Agreement. (The number of years inserted in the preceding sentence may not be greater than ten (five, in the case of a Significant Shareholder). The Option may be exercised only while the Employee is actively employed by the Company (or a Subsidiary Corporation or Parent Corporation, if any, of the Company) and as provided in Section 7, relating to termination of employment.

4.       [ALTERNATIVE:  Vesting.

         4.1      Vesting Schedule.  The Option will vest as follows:

                  (a) Prior to ___________, ______, the option may not be exercised;

                  (b)      From ___________, ______ through ___________, ______,
                           the option may be exercised for up to _______ shares of Stock;

                  (c)      From ___________, ______ through ___________, ______,
                           the option may be exercised for up to an aggregate purchase pursuant to the Option, including any purchases in prior periods, of _____ shares of Stock;

                  (d)      From ___________, ______ through ___________, ______,
                           the option may be exercised for up to an aggregate purchase pursuant to the Option, including any purchases in prior periods, of _____ shares of Stock;

                  (e) From ___________, ______ through the Expiration Date, the option may be exercised for up to an aggregate purchase pursuant to the Option, including any purchases in prior periods, of __________ shares of Stock.

                  Notwithstanding the foregoing provisions of this Section 4.1 and subject to the following sentence, the Option granted hereunder will become fully exercisable and vested in the event of a "Change in Control." If the Company and the other party to the transaction constituting a Change in Control agree that the transaction is to be treated as a "pooling of interests" for financial reporting purposes, and if the transaction in fact is so treated, then the acceleration of exercisability will not occur to the extent that the Company's independent accountants and the other party's independent accountants each determine in good faith that the acceleration would preclude the use of "pooling of interests" accounting.

                  [ALTERNATIVE: 4.2 Definition of "Change In Control". For purposes of Section 4.1, a "Change in Control" means the happening of any of the following:

                           (a) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization;

                           (b) When, during any period of 24 consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board ("Incumbent Directors") cease for any reason other than death to constitute at least a majority thereof; provided, however, that a Director who was not a Director at the beginning of such 24-month period will be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such Director was elected by, or on the recommendation or, or with the approval of, at least 60% of the Directors who then qualified as Incumbent Directors either actually (because they were Directors at the beginning of such 24-month period) or by prior operation of this Section 4.2(b); or

                           (c) The approval by the shareholders of any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company or the adoption of any plan or proposal for the liquidation or dissolution of the Company.

                           (d) Any transaction as a result of which any person is the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act of 1934 ("Exchange Act"), directly or indirectly, of securities of the Company representing at least 25% of the total voting power represented by the Company's then outstanding voting securities. For purposes of this section 4.2(d), the term "person" shall have the same meaning as when used in Section 13(d) and 14(d) of the Exchange Act but excludes (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Parent Corporation or Subsidiary Corporation; (ii) a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of the Stock of the Company; and (iii) any person having beneficial ownership of at least 25% of the total voting power represented by the Company's then outstanding voting securities on the date of the Option.]]

5. $100,000 Limitation. Notwithstanding anything to the contrary contained in this Agreement, to the extent that the total Fair Market Value (determined as of the date of grant of an option) of shares of Stock with respect to which the Option and any other incentive stock options granted by the Company (or any Subsidiary Corporations or Parent Corporation) becomes exercisable for the first time during any calendar year exceeds $100,000, such option(s) shall be treated as a Nonstatutory Option. The preceding sentence shall be applied by taking options into account in the order in which they were granted.

6. Transferability. The Option is not transferable except by will or the laws of descent and distribution and may be exercised during the lifetime of the Employee only by the Employee.

7. Termination of Employment. Except as otherwise agreed to by the Company or the Employee in writing, in the event that the employment of the Employee with the Company (and any Parent Corporation or Subsidiary Corporation is terminated, the Option may be exercised (to the extent exercisable at the date of termination) by the Employee within three months after the date of termination; provided, however, that:

         (a) If the Employee's employment is terminated because the Employee is disabled within the meaning of Code ss. 422, the Employee shall have one year rather than three months to exercise the Option (to the extent exercisable at the date of termination).

         (b) If the Employee dies, the Option may be exercised (to the extent exercisable by the Employee at the date of death) by the legal representative of the Employee or by a person who acquired the right to exercise the Option by bequest or inheritance or by reason of the death of the Employee, but the Option must be exercised within one year after the date of the Employee's death.

         (c) If the Employee's employment is terminated for cause (as defined in Section 11.3 of the Plan), the Option and the Employee's right to exercise the Option shall terminate immediately.

         (d) Notwithstanding the foregoing, in no event (including disability or death of the Employee) may the Option be exercised after the Expiration Date.

8. Leaves of Absences. For purposes of this Option, your service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing. But your service terminates when the approved leave ends, unless you immediately return to active work. To the extent that your leave of absence constitutes termination under the regulation of the Code applicable to Incentive Stock Options, this Option will not terminate, but will become a Nonstatutory Option.

9. No Guarantee of Employment. This Agreement shall in no way restrict the right of the Company (or any Parent Corporation or Subsidiary Corporation) to terminate the Employee's employment at any time.

10. Method of Exercise; Use of Company Stock. The Option may be exercised, subject to the terms and conditions of this Agreement, by written notice to the Company. The notice shall be in the form attached to this Agreement and will be accompanied by payment (in such form as the Company may specify) of the full purchase price of the shares to be issued, and in the event of an exercise under the terms of paragraphs 7(a) and 7(b) hereof, appropriate proof of the right to exercise the Option. The Company will issue and deliver certificates representing the number of shares purchased under the Option, registered in the name of the Employee (or other purchaser under paragraphs 7(a) and 7(b) hereof) as soon as practicable after receipt of the notice.

         When exercising the Option the Employee may make payment either in money or by tendering shares of the Company Stock owned by the Employee, or by a combination of the two. Where shares of Stock are employed to pay all or part of the purchase price, the shares of Stock shall be valued at their Fair Market Value at the time of payment.

11. Withholding. In any case where withholding is required or advisable under federal, state or local law in connection with any exercise by the Employee hereunder, the Company is authorized to withhold appropriate amounts from amounts payable to the Employee, or may require the Employee to remit to the Company an amount equal to such appropriate amounts.

12. Changes in Capitalization, Dissolution, Liquidation and Reorganization. The terms of this Agreement are subject to modification upon the occurrence of certain events as described in Section 14 of the Plan.

13. Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended ("Securities Act"), including the Company's initial public offering, the Employee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Stock acquired under this Agreement without the prior written consent of the Company or its underwriters. Such restriction (the "Market Stand-Off") shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed 180 days. The Market Stand-Off shall in any event terminate two years after the date of the Company's initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Stock subject to the Market Stand-Off, the Company may impose stop-transfer instructions with respect to such new, substituted or additional securities until the end of the applicable stand-off period. The Company's underwriters shall be beneficiaries of the agreement set forth in this Section 12.

14. Incorporation of Plan. This Agreement is made pursuant to the provisions of the Plan, which Plan is incorporated by reference herein. Terms used herein shall have the meaning employed in the Plan unless the context clearly requires otherwise. In the event of a conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of the Plan shall govern.

15. Severability. In the event any provision of this Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Agreement, and the Agreement shall be construed and enforced as if the illegal or invalid provision had not been included.

16. Compliance with the Code. The Option is intended to qualify as an "incentive stock option" under Code Section 422. If any provision of this Agreement is susceptible to more than one interpretation, such interpretation shall be given thereto as is consistent with the Option being treated as an incentive stock option under the Code.

                                 WebValley, Inc.


                                 By  _______________________________
                                 Its _____________________________


                                 EMPLOYEE:______________________
                                 _______________________________

                                 WEBVALLEY, INC.
               NOTICE OF EXERCISE OF INCENTIVE STOCK OPTION ISSUED
                        UNDER THE 1999 STOCK OPTION PLAN

To:      Stock Option Committee
         WebValley, Inc.
         1011 First Street South, Suite 370
         Hopkins MN  55343

         I hereby exercise my Option dated ___________, ______ to purchase _______ shares of $__________ par value common stock of the Company at the option purchase price of $________ per share. Enclosed is a certified or cashier's check in the total amount of $_________, or payment in such other form as the Company has specified.

         I represent to you that I am acquiring said shares for investment purposes and not with a view to any distribution thereof. I understand that my Stock certificate may bear an appropriate legend restricting the transfer of my shares and that a stop transfer order may be placed with the Company's transfer agent with respect to such shares.

         I request that my shares be issued to me as follows:

         --------------------------------------------------------------
  (Print your name in the form in which you wish to have the shares registered)

                     ----------------------------------
                         (Social Security Number)

                     ----------------------------------
                           (Street and Number)

                     ----------------------------------
                         (City) (State) (Zip Code)

_____ I intend to hold the stock at least one year. (But, if I do sell within one year of exercise, I _____ will give the Option Plan Administrator a copy of the broker's confirmation of the sale as soon as I receive it.)

_____ I intend to sell the stock within one year of exercise, and will give the Option Plan Administrator a copy of the broker's confirmation of the sale as soon as I receive it.

Dated:_____________, ______.

                           Signature:_____________________________


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